Exhibit 10.1

AMENDMENT NO. 4 dated as of March 4, 2021 (this “Agreement”) to the Revolving Credit Agreement dated as of September 16, 2016, as amended as of October 26, 2016, as amended and restated as of November 14, 2017 and as amended and restated as of November 21, 2018, as amended as of August 16, 2019, as amended as of April 21, 2020 and as amended as of June 24, 2020 (as further amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among ALCOA CORPORATION, a Delaware corporation (“Holdings”), ALCOA NEDERLAND HOLDING B.V., a besloten vennootschap met beperkte aansprakelijkheid incorporated under the laws of the Netherlands (the “Borrower”), the several banks and other financial institutions or entities from time to time party as Lenders and Issuers thereto and JPMorgan Chase Bank, N.A. (the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement, except as otherwise expressly set forth herein.

WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended as set forth herein;

WHEREAS, the Lenders party hereto (which constitute the Required Lenders under the Existing Credit Agreement) and the Administrative Agent are willing, subject to the terms and conditions set forth below, to amend the Existing Credit Agreement on the terms set forth herein (the Existing Credit Agreement, as so amended, is referred to as the “Amended Credit Agreement”).

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Rules of Interpretation. The rules of interpretation set forth in Section 1.02(a) of the Existing Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Effect of this Agreement. The parties hereto agree that, from and after the Amendment No. 4 Effective Date, upon the occurrence of the Amendment Period Termination Date (as defined in the Amended Credit Agreement), the covenants set forth in Section 3 of that certain Amendment No. 2 to the Existing Credit Agreement, dated as of April 21, 2020, shall cease to apply and shall be of no further force and effect.

SECTION 3. Amendment to the Existing Credit Agreement. On the terms and subject to the conditions set forth herein, effective as of the Amendment No. 4 Effective Date, the Existing Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:

“2021 Minimum Pension Payment” shall mean payments made on or after the issuance of the 2021 Senior Notes by Holdings to fund mandatory or discretionary contributions to the pension and other postretirement benefit plans of Holdings and its consolidated Subsidiaries in an amount no less than (x) the aggregate principal amount of the 2021 Senior Notes, minus (y) $200,000,000.

“2021 Netting Amount” shall mean (a) for any date occurring in the fiscal quarter during which the 2021 Senior Notes are issued, the principal amount of the 2021 Senior Notes and (b) for any date occurring thereafter but on or prior to December 31, 2021 (i) if prior to the last day of the first full fiscal quarter ended after the date on which the 2021 Senior Notes are issued the 2021 Minimum Pension Payment shall have been made, the principal amount of the 2021 Senior Notes or (ii) otherwise, the lesser of (x) the amount of mandatory or discretionary contributions to the pension and other postretirement benefit plans of Holdings and its consolidated Subsidiaries made on or after the issuance of the 2021 Senior Notes and (y) the principal amount of the 2021 Senior Notes.

“2021 Senior Notes” shall mean senior unsecured notes in an aggregate amount not to exceed $750,000,000 issued by the Borrower in the fiscal year ending on December 31, 2021.

“2024 Notes Redemption” shall mean the redemption of all the Borrower’s outstanding senior unsecured notes due 2024, including the payment of all interest and other obligations in respect thereof.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Alcoa Warrick Sale” means the sale, transfer or other disposition of (i) all of the Equity Interests of Alcoa Warrick LLC and (ii) real property, intellectual property, equipment and other assets related to the rolling mill business of Alcoa Warrick LLC.

“Amendment No. 4 Effective Date” shall mean March 4, 2021.

“Collateral Release Incremental Leverage Ratio Increase” shall have the meaning assigned to such term in Section 6.13(b).

“Maximum Leverage Ratio” shall have the meaning assigned to such term in Section 6.13(a).

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“UK Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

(b) Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Amendment Period Termination Date” in its entirety as follows:

“Amendment Period Termination Date” means the earliest of (a) April 1, 2021, (b) the date on which the Borrower elects to terminate the Amendment Period as evidenced in a certificate signed by a Financial Officer and delivered to the Administrative Agent and (c) the date on which the 2024 Notes Redemption occurs.

(c) Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Approved Asset Disposition” in its entirety as follows:

“Approved Asset Disposition” shall mean (i) the sale or other disposition of the assets set forth on Schedule 1.01(a) and (ii) the Alcoa Warrick Sale.

(d) Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Bail-In Action” in its entirety as follows:

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

(e) Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Bail-In Legislation” in its entirety as follows:

“Bail-In Legislation” shall mean, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable to the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

(f) Section 1.01 of the Existing Credit Agreement is hereby amended by revising the definition of “Consolidated Cash Interest Expense” by deleting the “and” at the end of subclause (iv), inserting “and” after subclause (v) and inserting a new subclause (vi) at the end of subclause (b) thereof:

(vi) to the extent included in such consolidated interest expense for such period, any interest breakage costs or redemption premium attributable to the redemption or repayment of any Indebtedness.

(g) Section 1.01 of the Existing Credit Agreement is hereby amended by amending the definition of “EEA Financial Institution” by replacing the reference to “any institution” in clause (c) thereto with “any financial institution”.

(h) Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating clause (b) of the definition of “Excluded Deposit Account” in its entirety as follows:

(b) subject to the requirements of Section 5.13(c), deposit accounts (other than concentration accounts, investment accounts, escrow accounts holding funds for the sole benefit of third parties (other than any Loan Party) and accounts already subject to a perfected security interest in favor of the Administrative Agent on behalf of the Secured Parties) not falling under any other exception in this definition of Excluded Deposit Accounts, the average daily balance for any calendar month of which, as of the end of such calendar month, does not exceed $100,000,000 for all such deposit accounts

(i) Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Total Indebtedness” in its entirety as follows:

“Total Indebtedness” shall mean, as of any date, an amount equal to (a) the aggregate principal amount of Indebtedness of Holdings, the Borrower and the Restricted Subsidiaries outstanding as of such date of the type set forth in clauses (a), (b), (c) and (f) of the definition of “Indebtedness”, other funded Indebtedness that would appear on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP and Indebtedness incurred pursuant to Permitted Receivables Facilities, minus (b) for any date occurring on or before June 30, 2021 (provided that, in the case of such measurement with respect to each of the fiscal quarters ending March 31, 2021 and June 30, 2021, a Cash Netting Notice has been timely delivered in respect of such fiscal quarter and not revoked in writing by the Borrower), an amount equal to the lesser of (A) unrestricted cash and cash equivalents that would appear on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP and (B)

the amount of (x) the Net Proceeds of the 2020 Senior Notes minus (y) the aggregate principal amount of Outstanding Notes that are redeemed, repurchased or repaid by or on behalf of the Borrower after June 24, 2020 (which amount in this clause (b) shall not be negative); minus (c) for any date occurring on or before December 31, 2021, the 2021 Netting Amount; provided that, for the avoidance of doubt, “Total Indebtedness” shall not include any Indebtedness in respect of Hedging Agreements.

(j) Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Write-Down and Conversion Powers” in its entirety as follows:

“Write-Down and Conversion Powers” shall mean, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

(k) Section 6.01(a) of the Existing Credit Agreement is hereby amended by (i) adding “and” after clause (xxvi) thereof and (ii) adding at the end of such clause the following new clause (xxvii):

(xxvii) the 2021 Senior Notes.

(l) Section 6.04(w) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(w)    Investments in the Elysis Entity in an aggregate amount, valued at cost at the time each such Investment is made, not exceeding, at the time such Investments are made and immediately after giving effect thereto, $150,000,000;

(m) Section 6.04(y) of the Existing Credit Agreement is hereby amended by adding at the end of such clause the following proviso:

; provided that, for any fiscal year ended after the incurrence of the 2021 Senior Notes, the Consolidated Net Leverage Ratio for such fiscal year shall be increased by the Incremental Leverage Ratio Increase if and to the extent the Maximum Leverage Ratio is so increased.

(n) Section 6.05(p) of the Existing Credit Agreement is hereby amended by replacing the first reference to “(o)” in clause (p) thereof with “(p)”.

(o) Section 6.12 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

SECTION 6.12. Interest Expense Coverage Ratio. Holdings and the Borrower shall not permit the ratio of (a) Consolidated EBITDA to (b) Consolidated Cash Interest Expense, in each case for any period of four consecutive fiscal quarters of Holdings ending on or following the Amendment No. 4 Effective Date, to be less than 4.00 to 1.00.

(p) Section 6.13(a) of the Existing Credit Agreement is hereby amended and restated it in its entirety as follows:

(a) Prior to the Collateral Release Date, Holdings and the Borrower shall not permit the Leverage Ratio for any period of four fiscal quarters of Holdings ending on or following the Amendment No. 4 Effective Date to exceed 2.75 to 1.00 (the “Maximum Leverage Ratio”); provided that if, on or following the date of issuance of the 2021 Senior Notes until December 31, 2021, Holdings shall fund mandatory or discretionary contributions to the pension and other postretirement benefit plans of Holdings and its consolidated Subsidiaries, then on and after March 31, 2022, the Maximum Leverage Ratio shall be increased by an amount equal to (a) the lesser of (x) the aggregate amount of payments so made and (y) the principal amount of 2021 Senior Notes issued, divided by (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of Holdings most recently ended on the date of issuance the 2021 Senior Notes (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of Holdings most recently ended prior to such date) to 1.00 (the amount of each such increase with respect to the incurrence of the 2021 Senior Notes, the “Incremental Leverage Ratio Increase”).

(q) Section 6.13(b) of the Existing Credit Agreement is hereby amended by replacing each reference to “Incremental Leverage Ratio Increase” therein to “Collateral Release Incremental Leverage Ratio Increase”.

(r) Section 9.24 of the Existing Credit Agreement is hereby amended by (i) replacing each reference to “EEA Financial Institutions” therein with “Affected Financial Institutions” and (ii) replacing each reference to “an EEA Resolution Authority” or “any EEA Resolution Authority” therein with “the applicable Resolution Authority”.

SECTION 4. Effectiveness of this Agreement. This Agreement and the amendment of the Existing Credit Agreement as set forth in Section 3 hereof shall become effective on the first date (the “Amendment No. 4 Effective Date”) on which each of the following conditions shall have been satisfied:

(a) The Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of Holdings, the Borrower, the Required Lenders (as such term is defined in the Existing Credit Agreement) and the Administrative Agent.

(b) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the Amendment No. 4 Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be true and correct in all material respects (or in all respects, as applicable) as of such earlier date.

(c) At the time of and immediately after giving effect to this Agreement, no Event of Default or Default shall have occurred and be continuing.

(d) The Administrative Agent shall have received the fees set forth in Section 6 and all reasonable and documented out-of-pocket expenses in connection with this Agreement to the extent required under Section 9.05 of the Credit Agreement.

SECTION 5. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and to each of the Lenders:

(a) This Agreement has been duly authorized, executed and delivered by the Borrower, and each of this Agreement and the Amended Credit Agreement constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

(b) At the time of and immediately after giving effect to this Agreement, no Event of Default or Default has occurred and is continuing.

SECTION 6. Fees. The Borrower agrees to pay to the Administrative Agent for the benefit of each Lender who timely executes and delivers a counterpart to this Agreement an amount equal to 0.05% of the amount of such Lender’s Commitment under the Existing Credit Agreement immediately prior to the Amendment No. 4 Effective Date.

SECTION 7. Counterparts; Amendments. (a) This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of an original executed counterpart of this Agreement.

(b) The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar State laws based on the Uniform Electronic Transactions Act. Each party hereto executing this Agreement through electronic means hereby represents and warrants that it has the corporate capacity and authority to execute this Agreement through electronic means and that there are no restrictions for doing so in such party’s organizational documents.

SECTION 8. Credit Agreement. (a) Except as expressly set forth herein, this Agreement (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrower under the Existing Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances. After the Amendment No. 4 Effective Date, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Agreement shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

(b) For the avoidance of doubt, the parties hereto agree that, to the extent that any amendment made to the Existing Credit Agreement in accordance with Section 2 of this Agreement shall constitute a novation within the meaning of Article 1271 et seq. of the Luxembourg Civil Code, then, notwithstanding any such novation, all the rights (including in relation to Liens) of the Secured Parties against the Loan Parties shall be maintained in accordance with Article 1278 of the Luxembourg Civil Code.

SECTION 9. Applicable Law; Waiver of Jury Trial. (a) THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.11 AND 9.15 OF THE EXISTING CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

(c) Notwithstanding paragraph (a) of this Section, if any Dutch Loan Party is represented by an attorney in connection with the signing and/or execution of this Agreement (including by way of accession to this Agreement), any other Loan Document, or any other agreement, deed or document referred to in, or made pursuant to, any Loan Document, it is hereby expressly acknowledged and accepted by the other parties to this Agreement that the existence and extent of the attorney’s authority and the effects of the attorney’s exercise or purported exercise of his or her authority shall be governed by the laws of the Netherlands.

SECTION 10. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Amended Credit Agreement.

SECTION 11. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

ALCOA CORPORATION

By	/s/ Renato C. A. Bacchi
	Name:	Renato C.A. Bacchi
	Title:	Senior Vice President and Treasurer

ALCOA NEDERLAND HOLDING B.V.

By	/s/ Renato C.A. Bacchi
	Name:	Renato C.A. Bacchi
	Title:	Managing Director

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent

By:	/s/ James Shender
	Name:	James Shender
	Title:	Executive Director

[Amendment No. 4 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 4, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A. AS ADMINISTRATIVE AGENT

Name of Institution:

Citibank, N.A.

By:	/s/ Sumeet Singal
	Name:	Sumeet Singal
	Title:	Vice President

[Amendment No. 4 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 4, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A. AS ADMINISTRATIVE AGENT

Name of Institution:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Judith Smith
	Name:	Judith Smith
	Title:	Authorized Signatory

For institutions that require a second signature:

By:	/s/ Michael Dieffenbacher
	Name:	Michael Dieffenbacher
	Title:	Authorized Signatory

[Amendment No. 4 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 4, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A. AS ADMINISTRATIVE AGENT

Name of Institution:

Morgan Stanley Senior Funding, Inc.

By:	/s/ Tim Kok
	Name:	Tim Kok
	Title:	Vice President

[Amendment No. 4 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 4, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A. AS ADMINISTRATIVE AGENT

Name of Institution:

ABN AMRO Capital USA LLC

By:	/s/ Jamie Matos
	Name:	Jamie Matos
	Title:	Director

For institutions that require a second signature:

By:	/s/ Amit Wynalda
	Name:	Amit Wynalda
	Title:	Executive Director

[Amendment No. 4 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 4, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A. AS ADMINISTRATIVE AGENT

Name of Institution:

BANCO BRADESCO S.A., NEW YORK BRANCH

By:	/s/ Fabiana Guglielmi Paes de Barros
	Name:	Fabiana Guglielmi Paes de Barros
	Title:	General Manager

For institutions that require a second signature:

By:	/s/ Sônia Bettencourt
	Name:	Sônia Bettencourt
	Title:	Manager

[Amendment No. 4 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 4, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A. AS ADMINISTRATIVE AGENT

Name of Institution:

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

By:	/s/ Cara Younger
	Name:	Cara Younger
	Title:	Executive Director

By:	/s/ Miriam Trautman
	Name:	Miriam Trautman
	Title:	Senior Vice President

[Amendment No. 4 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 4, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A. AS ADMINISTRATIVE AGENT

Name of Institution:

Bank of America, N.A.

By:	/s/ Shaf Hasan
	Name:	Shaf Hasan
	Title:	Director

[Amendment No. 4 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 4, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A. AS ADMINISTRATIVE AGENT

Name of Institution:

BNP PARIBAS

By:	/s/ Michael Hoffman
	Name:	Michael Hoffman
	Title:	Director

For institutions that require a second signature:

By:	/s/ Emma Petersen
	Name:	Emma Petersen
	Title:	Director

[Amendment No. 4 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 4, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A. AS ADMINISTRATIVE AGENT

Name of Institution:

Deutsche Bank AG New York Branch

By:	/s/ Philip Tancorra
	Name:	Philip Tancorra
	Title:	Vice President

For institutions that require a second signature:

By:	/s/ Michael Strobel
	Name:	Michael Strobel
	Title:	Vice President

[Amendment No. 4 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 4, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A. AS ADMINISTRATIVE AGENT

Name of Institution:

Goldman Sachs Bank USA:

By:	/s/ Dan Martis
	Name:	Dan Martis
	Title:	Authorized Signatory

[Amendment No. 4 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 4, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A. AS ADMINISTRATIVE AGENT

Name of Institution:

MUFG BANK, LTD.

By:	/s/ Liwei Liu
	Name:	Liwei Liu
	Title:	Vice President

[Amendment No. 4 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 4, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A. AS ADMINISTRATIVE AGENT

Name of Institution:

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Jun Ashley
	Name:	Jun Ashley
	Title:	Director

[Amendment No. 4 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 4, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A. AS ADMINISTRATIVE AGENT

Name of Institution:

TRUIST BANK, as successor by merger, to SUNTRUST BANK, as Revolving Lender

By:	/s/ Katherine Bass
	Name:	Katherine Bass
	Title:	Director

[Amendment No. 4 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 4, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A. AS ADMINISTRATIVE AGENT

Name of Institution:

Australia and New Zealand Banking Group Limited

By:	/s/ Cynthia Dioquino
	Name:	Cynthia Dioquino
	Title:	Associate Director

[Amendment No. 4 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 4, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A. AS ADMINISTRATIVE AGENT

Name of Institution:

THE BANK OF NEW YORK MELLON

By:	/s/ William M. Feathers
	Name:	William M. Feathers
	Title:	Director

[Amendment No. 4 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 4, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A. AS ADMINISTRATIVE AGENT

Name of Institution:

ING Bank N.V., Dublin Branch

By:	/s/ Cormac Langford
	Name:	Cormac Langford
	Title:	Director

For institutions that require a second signature:

By:	/s/ Louise Gough
	Name:	Louise Gough
	Title:	Vice President

[Amendment No. 4 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 4, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A. AS ADMINISTRATIVE AGENT

Name of Institution:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Joseph McElhinny
	Name:	Joseph McElhinny
	Title:	Vice President

[Amendment No. 4 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 4, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A. AS ADMINISTRATIVE AGENT

Name of Institution:

Westpac Banking Corporation

By:	/s/ Stuart Brown
	Name:	Stuart Brown
	Title:	Tier Two Attorney

[Amendment No. 4 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 4, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A. AS ADMINISTRATIVE AGENT

Name of Institution:

Bank of Montreal

By:	/s/ Namrata Chopra
	Name:	Namrata Chopra
	Title:	Vice President, Corporate Banking

[Amendment No. 4 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 4, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A. AS ADMINISTRATIVE AGENT

Name of Institution:

The Bank of Nova Scotia

By:	/s/ Ian Stephenson
	Name:	Ian Stephenson
	Title:	Managing Director

For institutions that require a second signature:

By:	/s/ Rannon Stuive
	Name:	Rannon Stuive
	Title:	Associate Director

[Amendment No. 4 Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 4, AMONG ALCOA CORPORATION, ALCOA NEDERLAND HOLDING B.V., THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A. AS ADMINISTRATIVE AGENT

Name of Institution:

Riyad Bank, Houston Agency

By:	/s/ Michael Meiss
	Name:	Michael Meiss
	Title:	General Manger

By:	/s/ Roxanne Crawford
	Name:	Roxanne Crawford
	Title:	Vice President, Administrative Officer

[Amendment No. 4 Signature Page]

ROYAL BANK OF CANADA., individually as a Lender

By:	/s/ Mike Alfieri
	Name:	Mike Alfieri
	Title:	Vice President

[Amendment No. 4 Signature Page]